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                                                                 EXHIBIT 10.18


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                                   MEMORANDUM

TO:     Ron Posner                                CC:

FROM:   David Hirschhorn

DATE:   February 28, 1997

RE:     Employee Agreement

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As per our conversation and your e-mail, I understand our agreement as follows:

o       Compensation
        = Option to purchase 1.0 million shares upon execution of formal employee contract with an exercise price of $2.00 (as determined by a $0.125 premium over the closing bid price of $1.875 on February 21,
          1997)

        = Additional option to purchase 1.5 million shares with exercise prices of $2.00 (as determined by a $0.125 premium over the closing bid price of $1.875 on February 21, 1997). Vesting as follows:

                a) 200,000 1 year from date of employee contract
                b) 300,000 2 years from date of employee contract
                c) 450,000 3 years from date of employee contract
                d) 550,000 4 years from date of employee contract

        = Annual salary as follows:

                a) Year 1: $180,000
                b) Year 2: $250,000*
                c) Year 3: $300,000*
                * assumes Company operates profitably for 2 trailing quarters, if Company is not profitable then annual salary will be
                  $180,000

o       Severance Provisions
        = 18 months of current salary
o       Change of control
        = in the event of change of control at the Company (i.e. 50.1% of the voting stock or control of the Board of Directors goes to an unaffiliated entity) all options shall vest immediately
o       Other issues
        = shall receive all customary benefits (i.e. medical coverage, expense allowance, etc.)
        = title shall be Co-Chairman* and Chief Executive Officer
        * pending necessary shareholder approval at first available voting opportunity
        = Art Schneiderman at Wilson Sonsini Goodrich & Rosati will prepare the formal employee contract.